EXHIBIT 24(B)14(A)

                                POWER OF ATTORNEY

     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ James D. Gallagher           Director                  October 9, 2007
------------------------------
James D. Gallagher

                               POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Thomas Borshoff              Director                  October 9, 2007
------------------------------
Thomas Borshoff

                                POWER OF ATTORNEY

     I, Marc Costantini, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Marc Costantini              Director                  October 9, 2007
------------------------------
Marc Costantini

                                POWER OF ATTORNEY

     I, Steven A. Finch, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Steven A. Finch              Director                  October 9, 2007
------------------------------
Steven A. Finch

                                POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Ruth Ann Fleming             Director                  October 9, 2007
------------------------------
Ruth Ann Fleming

                                POWER OF ATTORNEY

     I, William P. Hicks III, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ William P. Hicks III         Director                  October 9, 2007
------------------------------
William P. Hicks III

                                POWER OF ATTORNEY

     I, Katherine MacMillan, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Katherine MacMillan          Director                  October 9, 2007
------------------------------
Katherine MacMillan

                                POWER OF ATTORNEY

     I, Neil M. Merkl, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Neil M. Merkl                Director                  October 9, 2007
------------------------------
Neil M. Merkl

                                POWER OF ATTORNEY

     I, Lynne Patterson, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Lynne Patterson              Director                  October 9, 2007
------------------------------
Lynne Patterson

                                POWER OF ATTORNEY

     I, Bradford J. Race, Jr. , in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Bradford J. Race, Jr.        Director                  October 9, 2007
------------------------------
Bradford J. Race, Jr.

                                POWER OF ATTORNEY

     I, Diana Scott, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold
R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Diana Scott                  Director                  October 9, 2007
------------------------------
Diana Scott

                                POWER OF ATTORNEY

     I, Bruce R. Speca, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Bruce R. Speca               Director                  October 9, 2007
------------------------------
Bruce R. Speca

                                POWER OF ATTORNEY

     I, Robert L. Ullmann, in my capacity as a Director of John Hancock Life Insurance Company of New York (the "Company"), do hereby constitute and appoint James D. Gallagher, Lynne Patterson, Yiji Starr, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

          Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146590 ("Venture Opportunity Series A")

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective October 9, 2007 and remains in effect until revoked or revised.

SIGNATURE                        TITLE                     DATE
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/s/ Robert L. Ullmann            Director                  October 9, 2007
------------------------------
Robert L. Ullmann